Note 5 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
GOODWILL AND INTANGIBLE ASSETS

The changes in the carrying amount of goodwill by segment are as follows:

(amounts in millions)	Performance Applications	Agricultural Solutions	Total
Predecessor:
Balance, December 31, 2012	$476.2	$—	$476.2
Foreign currency translation and other	(4.4)	—	(4.4)
Balance, October 31, 2013	$471.8	$—	$471.8
Successor:
Balance, April 23, 2013 (Inception)	$—	$—	$—
Addition from acquisitions	990.2	—	990.2
Foreign currency translation and other	(0.4)	—	(0.4)
Balance, December 31, 2013	989.8	—	989.8
Addition from acquisitions	16.3	459.6	475.9
Foreign currency translation and other	(44.9)	(15.5)	(60.4)
Balance, December 31, 2014	$961.2	$444.1	$1,405.3

During the fourth quarter of 2014, the Company performed its annual impairment analysis of goodwill at the reporting unit level.  Our goodwill impairment testing analysis uses an income approach derived from a discounted cash flow model to estimate the fair value of our reporting units.  Based on those projections and other assumptions used in the analysis, the Company concluded that the fair values of the reporting units exceeded the carrying values of their net assets.  As a result, there was no impairment of goodwill in 2014.  However, in performing the first step of the goodwill impairment test for the year ended December 31, 2014, the excess of the fair value of the Offshore and ASF Americas reporting units over their carrying values were 7.6% and 11.1% respectively.  Goodwill assigned to the Offshore and ASF Americas reporting units totaled $364 million and $78.3 million, respectively.  There were no other events or changes in circumstances which indicated that goodwill might be impaired.

The carrying value of indefinite-lived intangible assets other than goodwill, which consists solely of tradenames, was $69.3 million and $70.9 million at December 31, 2014 and 2013, respectively.

Intangible assets subject to amortization were as follows:

(amounts in millions)	December 31, 2014			December 31, 2013
	Gross Carrying Amount	Accumulated Amortization and Foreign Exchange	Net Book Value	Gross Carrying Amount	Accumulated Amortization and Foreign Exchange	Net Book Value
Customer lists	$613.6	$(71.6)	$542.0	$494.0	$(6.4)	$487.6
Developed technology	760.5	(50.8)	709.7	164.2	(2.4)	161.8
Tradenames	19.7	(1.0)	18.7	—	—	—
Non-compete agreement	1.9	(0.1)	1.8	—	—	—
Total	$1,395.7	$(123.5)	$1,272.2	$658.2	$(8.8)	$649.4

Useful lives range from eight to 30 years for customer lists, five to 14 years for developed technology, five to 20 years for tradenames and one to five years for non-compete agreements, which results in weighted average useful lives of 20 years, 12 years, 20 years and five years, respectively, for an aggregate weighted average useful life of approximately 16 years at December 31, 2014.

For the year ended December 31, 2014, the Company recorded amortization expense on intangible assets of $67.4 million.  For the Successor and Predecessor 2013 Periods, the Company and the Predecessor recorded amortization expense on intangible assets of $8.9 million and $22.4 million, respectively.  For the year ended December 31, 2012, the Predecessor recorded amortization expense on intangible assets of $27.1 million.

Estimated future amortization of intangible assets for each of the next five fiscal years from 2015 through 2019 is $111 million per year.